COMMITMENTS	12 Months Ended
Dec. 31, 2018
Notes to Financial Statements
COMMITMENTS
a)	Crypto Currency Deposit and Exchange Services

On March 31, 2015, the Company entered into an agreement with Mega Idea Holdings Limited, dba ANX (“ANX”), to provide Crypto-currency deposit and exchange services. Pursuant to the terms of the agreement, the Company is required to pay monthly maintenance fees of US$10,000 for maintenance and support of the exchange platform. The agreement with ANX was for a term of three years.

On April 7, 2017 (the “effective date”), the Company entered into a revised agreement with ANX. Pursuant to the terms of the revised agreement, the Company was required to pay monthly maintenance fees of US$1,500 for the first six months commencing the first month after the effective date, and US$5,000 thereafter. The revised agreement with ANX was for a term of two years.

On October 15, 2018, the Company and ANX agreed to terminate the Crypto Currency Deposit and Exchange Services Agreement. The Company paid ANX $32,770 (US$25,000) in full settlement of all outstanding liabilities and realized a gain of $7,158 on the termination of the agreement

b)	Finder’s Fee Agreement

The Company has entered into various finder’s fee agreements whereby the Company is required to pay cash finder’s fee of 10% of all monies raised through certain parties. The terms of these agreements are for periods of one year.

c)	Consulting Contracts

i.	On June 1, 2018 the Company entered into a consulting agreement for the provision of strategic business advisory services for a period of one year. The Company agreed to issue a convertible promissory note in the amount of US$50,000 and pay the consultant US$10,000 per month. (Notes 9(e)).

ii.	On October 22, 2018, the Company entered into a consulting contract with a Director for the provision of strategic business advisory services for a period of four months. The Company agreed to pay the Director $2,500 per month.